EXHIBIT 23.01

                        CONSENT OF ARTHUR ANDERSEN, LLP

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 15, 2002 included in Monarch Casino & Resort, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2001 and to all references to our Firm included in this registration statement.


By  /s/ Arthur Andersen
    ------------------------
    ARTHUR ANDERSEN, LLP

   Las Vegas, Nevada
   April 1, 2002








































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